DISCLAIMER

The accompanying electronic file (the "Distributed Materials") contains modeling information distributed to you by Wachovia Capital Markets LLC ("Wachovia Securities") for the purpose of assisting you in making a preliminary analysis of the referenced securities, and does not constitute an offer to sell, or a solicitation to buy, such securities. The Distributed Materials are intended for the exclusive use of the party to whom Wachovia Securities has directly distributed such materials (the "Recipient"). By accepting the Distributed Materials, Recipient agrees that it will not (a) use the Distributed Materials or any information, tables and other statistical analyses that Recipient may generate on the basis of the Distributed Materials (such generated information, the "Hypothetical Performance Data", and together with the Distributed Materials, the "Information") for any purpose other than to make a preliminary analysis of the referenced securities, or (b) provide any Information to any person other than its legal, tax financial and/or accounting advisors for the purposes of making a preliminary analysis of the referenced securities. Recipient agrees and acknowledges that the Hypothetical Performance Data will be generated by or on behalf of the Recipient, and that neither Wachovia Securities not anyone acting on its behalf has generated or will generate or is in any way responsible for any Hypothetical Performance Data.

Although the Distributed Materials have been sent to you by Wachovia Securities, and not the issuer of the securities, the Information is based on information furnished by the issuer of the securities and its affiliates and other third parties, the accuracy and completeness of which has not been verified by Wachovia Securities or any other person. Further, numerous assumptions were used in preparing the Distributed Materials, which assumptions may not be reflected in the Distributed Materials or the Hypothetical Performance Data. Any weighted average lives, yields, principal payment periods and other information shown in the Hypothetical Performance Data will be based on various assumptions, and changes in such assumptions may dramatically affect such weighted average lives, yields, principal payment periods and other information. Neither Wachovia Securities nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets, payments or yield on the securities or other assumptions used in generating the Hypothetical Performance Data. Further, the specific characteristics of the actual securities may differ from those shown in the Information due to, among other things, differences between (a) the actual underlying assets and the hypothetical underlying assets used in preparing the Information and (b) the assumptions used by you in producing the Hypothetical Performance Data and the actual assumptions used in pricing the actual securities. As such, no assurance can be given as to the Information's accuracy, appropriateness or completeness in any particular context; nor as to whether the Information and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Information should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Although a registration statement (including a prospectus) relating to the securities referenced in the Distributed Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the actual securities to be offered has not yet been filed with the Securities and Exchange Commission. Neither the Distributed Materials nor any other materials or communications shall constitute an offer to sell or the solicitation of an offer to buy the referenced securities in any state in which such offer, solicitation, or sale would be unlawful prior to the registration or qualification of such securities under the securities laws of any such state. The principal amount, designation and terms of any security described in the Information are preliminary and subject to change prior to issuance. Prospective purchasers are referred to the final prospectus supplement relating to the actual securities to be offered that are preliminarily discussed in the Information for final principal amount, designation and terms of any security described in the Information prior to committing to purchase any such security. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Wachovia Securities Structured Products Syndicate Desk at (704) 715-7008.

The Distributed Materials supercede all information relating to the subject securities that have been made available to you previously. In addition, the Information will be superseded in its entirety by any information made available to you after the date hereof (if any), as well as by the final prospectus supplement and prospectus relating to the actual securities preliminarily discussed in the Information.

Please be advised that the securities described in the Information may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of the securities described therein.

If you have received this communication in error, please notify Wachovia Securities immediately by telephone and return the original to the sending party by electronic mail.

                             Deal launched Date
                             ------------------
                             Originator                      WMC
                             Servicer                      HomEq
                             Collateral                      712
                             Size in USD                     695

                             Structure:

Tranche                                                                Credit
name        Rating: Moodys/S&P    Size (M$)    Spread       WAL      Enhacement
----        ------------------    ---------    ------       ---      ---------
A-1             Aaa / AAA         242.419                  0.95         22.45%
A-2             Aaa / AAA         184.014                  2.05         22.45%
A-3             Aaa / AAA          79.239                  2.75         22.45%
A-4             Aaa / AAA          48.828                  5.77         22.45%
M-1             Aa1 / AA+          26.098                  5.03         18.80%
M-2             Aa2 / AA+          24.311                  4.63         15.40%
M-3             Aa3 / AA           15.730                  4.42         13.20%
M-4             A1 / AA            11.440                  4.33         11.60%
M-5             A2 / AA            12.155                  4.26          9.90%
M-6             A3 / A+            10.368                  4.21          8.45%
M-7             Baa1 / A+          11.440                  4.17          6.85%
M-8             Baa2 / A            8.223                  4.13          5.70%
M-9             Baa3 / BBB+         7.865                  4.11          4.60%
M-10            Ba1 / BBB+          5.720                  4.08          3.80%
M-11            Ba2 / BBB-          7.150                  4.08          2.80%

The Class M-10 is not offered.

                Excess spread            3.70%  approx. under forward curve
                Reserve fund             2.80%  initial OC
                Max reserve fund            0%

WMLT 2005-WMC1

LTV/FICO Matrix

                                       LTV

                                      FIXED
                                      FICO

          60-      60-65    65-70    70-75    75-80    80-85    85-90    90-95   95-100   Total
------------------------------------------------------------------------------------------------
350-479
480-499
500-519   0.11%    0.00%    0.24%    0.00%    0.13%    0.00%    0.00%    0.00%    0.00%    0.48%
520-539   0.00%    0.08%    0.20%    0.08%    0.08%    0.27%    0.00%    0.00%    0.00%    0.71%
540-559   0.09%    0.00%    0.04%    0.15%    0.00%    0.19%    0.07%    0.00%    0.00%    0.54%
560-579   0.04%    0.00%    0.16%    0.24%    0.64%    0.00%    0.00%    0.28%    0.02%    1.38%
580-599   0.47%    0.30%    0.11%    0.26%    1.11%    0.00%    0.20%    0.41%    2.91%    5.75%
600-619   1.23%    0.14%    0.25%    0.41%    2.54%    0.37%    0.53%    0.85%    6.83%   13.15%
620-639   0.68%    0.23%    0.87%    0.83%    3.21%    0.77%    1.22%    1.05%    6.77%   15.62%
640-659   0.37%    0.00%    0.08%    0.56%    3.12%    0.23%    0.43%    1.14%    9.97%   15.90%
660-679   0.13%    0.00%    0.00%    0.34%    3.34%    0.29%    0.57%    1.13%    8.54%   14.33%
680-699   0.26%    0.00%    0.00%    0.22%    1.70%    0.00%    0.78%    0.47%    6.63%   10.06%
700-719   0.15%    0.00%    0.27%    0.00%    1.85%    0.69%    0.22%    0.15%    4.80%    8.12%
720-739   0.16%    0.00%    0.00%    0.00%    1.40%    0.30%    0.04%    0.79%    3.14%    5.83%
740-759   0.04%    0.00%    0.08%    0.00%    0.82%    0.09%    0.11%    0.13%    2.40%    3.68%
760-779   0.00%    1.05%    0.00%    0.00%    0.69%    0.00%    0.04%    0.00%    1.17%    2.94%
780-799   0.08%    0.00%    0.00%    0.00%    0.21%    0.00%    0.00%    0.00%    0.86%    1.15%
800-850   0.11%    0.00%    0.00%    0.00%    0.08%    0.00%    0.00%    0.00%    0.18%    0.37%
------------------------------------------------------------------------------------------------
Total     3.91%    1.79%    2.32%    3.08%   20.90%    3.20%    4.20%    6.41%   54.20%  100.00%


                                       ARM
                                       FICO
350-479
480-499
500-519   0.26%    0.14%    0.20%    0.43%    0.83%    0.25%    0.15%    0.00%    0.00%    2.26%
520-539   0.16%    0.00%    0.29%    0.27%    0.18%    0.38%    0.10%    0.00%    0.00%    1.38%
540-559   0.10%    0.15%    0.30%    0.22%    0.51%    0.35%    0.27%    0.33%    0.00%    2.22%
560-579   0.42%    0.14%    0.34%    0.66%    0.77%    0.44%    0.74%    0.75%    0.00%    4.26%
580-599   0.53%    0.17%    0.32%    0.36%    4.42%    0.82%    0.87%    0.46%    0.00%    7.95%
600-619   0.28%    0.26%    0.26%    0.65%    8.47%    0.70%    1.39%    1.10%    0.03%   13.14%
620-639   0.43%    0.19%    0.31%    0.80%    8.83%    0.91%    1.22%    0.61%    0.05%   13.33%
640-659   0.13%    0.02%    0.31%    0.58%   11.42%    0.62%    1.13%    0.54%    0.09%   14.83%
660-679   0.04%    0.22%    0.43%    0.43%    9.94%    0.79%    1.50%    0.92%    0.07%   14.34%
680-699   0.12%    0.11%    0.05%    0.27%    7.41%    0.54%    0.39%    0.28%    0.00%    9.16%
700-719   0.00%    0.00%    0.06%    0.27%    4.80%    0.12%    0.60%    0.20%    0.00%    6.05%
720-739   0.06%    0.07%    0.00%    0.14%    3.80%    0.18%    0.28%    0.04%    0.00%    4.57%
740-759   0.00%    0.00%    0.11%    0.18%    2.89%    0.07%    0.48%    0.06%    0.03%    3.82%
760-779   0.00%    0.00%    0.03%    0.00%    1.20%    0.00%    0.18%    0.00%    0.00%    1.40%
780-799   0.00%    0.00%    0.00%    0.00%    0.92%    0.00%    0.06%    0.09%    0.00%    1.07%
800-850   0.00%    0.00%    0.00%    0.00%    0.19%    0.00%    0.00%    0.02%    0.00%    0.21%
------------------------------------------------------------------------------------------------
Total     2.52%    1.45%    3.03%    5.26%   66.57%    6.16%    9.35%    5.40%    0.26%  100.00%

CLTV/FICO Matrix

                         CLTV (including silent seconds)

                                   FIXED
                                   FICO

          60-      60-65    65-70    70-75    75-80    80-85    85-90    90-95   95-100   100-105   105-110     110+     Total
-------------------------------------------------------------------------------------------------------------------------------
350-479
480-499
500-519   0.11%    0.00%    0.24%    0.00%    0.13%    0.00%    0.00%    0.00%    0.00%    0.00%     0.00%      0.00%     0.48%
520-539   0.00%    0.08%    0.20%    0.08%    0.08%    0.27%    0.00%    0.00%    0.00%    0.00%     0.00%      0.00%     0.71%
540-559   0.09%    0.00%    0.04%    0.15%    0.00%    0.19%    0.07%    0.00%    0.00%    0.00%     0.00%      0.00%     0.54%
560-579   0.04%    0.00%    0.16%    0.24%    0.64%    0.00%    0.00%    0.28%    0.02%    0.00%     0.00%      0.00%     1.38%
580-599   0.47%    0.30%    0.11%    0.26%    0.55%    0.00%    0.20%    0.41%    3.46%    0.00%     0.00%      0.00%     5.75%
600-619   1.23%    0.14%    0.25%    0.41%    0.99%    0.37%    0.57%    1.04%    8.16%    0.00%     0.00%      0.00%    13.15%
620-639   0.68%    0.23%    0.87%    0.83%    0.82%    0.77%    1.70%    1.42%    8.31%    0.00%     0.00%      0.00%    15.62%
640-659   0.37%    0.00%    0.08%    0.56%    0.58%    0.23%    0.62%    1.31%   12.15%    0.00%     0.00%      0.00%    15.90%
660-679   0.13%    0.00%    0.00%    0.34%    0.71%    0.29%    0.70%    1.22%   10.94%    0.00%     0.00%      0.00%    14.33%
680-699   0.26%    0.00%    0.00%    0.22%    0.98%    0.00%    0.94%    0.47%    7.19%    0.00%     0.00%      0.00%    10.06%
700-719   0.15%    0.00%    0.27%    0.00%    0.76%    0.69%    0.22%    0.15%    5.88%    0.00%     0.00%      0.00%     8.12%
720-739   0.16%    0.00%    0.00%    0.00%    0.46%    0.30%    0.04%    0.79%    4.08%    0.00%     0.00%      0.00%     5.83%
740-759   0.04%    0.00%    0.08%    0.00%    0.38%    0.09%    0.11%    0.13%    2.85%    0.00%     0.00%      0.00%     3.68%
760-779   0.00%    1.05%    0.00%    0.00%    0.00%    0.00%    0.04%    0.00%    1.85%    0.00%     0.00%      0.00%     2.94%
780-799   0.08%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    1.07%    0.00%     0.00%      0.00%     1.15%
800-850   0.11%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.26%    0.00%     0.00%      0.00%     0.37%
-------------------------------------------------------------------------------------------------------------------------------
Total     3.91%    1.79%    2.32%    3.08%    7.08%    3.20%    5.20%    7.23%   66.21%    0.00%     0.00%      0.00%   100.00%

                                     ARM
                                     FICO

350-479
480-499
500-519   0.26%    0.14%    0.20%    0.43%    0.83%    0.25%    0.15%    0.00%    0.00%    0.00%     0.00%      0.00%     2.26%
520-539   0.16%    0.00%    0.29%    0.27%    0.18%    0.38%    0.06%    0.03%    0.00%    0.00%     0.00%      0.00%     1.38%
540-559   0.10%    0.15%    0.30%    0.22%    0.51%    0.35%    0.26%    0.34%    0.00%    0.00%     0.00%      0.00%     2.22%
560-579   0.42%    0.14%    0.34%    0.66%    0.59%    0.44%    0.72%    0.77%    0.18%    0.00%     0.00%      0.00%     4.26%
580-599   0.53%    0.17%    0.32%    0.35%    1.16%    0.82%    0.87%    0.70%    3.03%    0.00%     0.00%      0.00%     7.95%
600-619   0.28%    0.26%    0.20%    0.52%    1.30%    0.64%    1.53%    1.88%    6.55%    0.00%     0.00%      0.00%    13.14%
620-639   0.43%    0.19%    0.31%    0.50%    0.92%    0.99%    1.47%    1.74%    6.79%    0.00%     0.00%      0.00%    13.33%
640-659   0.13%    0.02%    0.31%    0.31%    1.38%    0.54%    1.25%    1.07%    9.84%    0.00%     0.00%      0.00%    14.83%
660-679   0.04%    0.22%    0.28%    0.26%    1.13%    0.95%    1.79%    1.49%    8.20%    0.00%     0.00%      0.00%    14.34%
680-699   0.12%    0.11%    0.05%    0.17%    0.77%    0.50%    0.42%    0.54%    6.48%    0.00%     0.00%      0.00%     9.16%
700-719   0.00%    0.00%    0.06%    0.16%    0.03%    0.12%    0.88%    0.43%    4.36%    0.00%     0.00%      0.00%     6.05%
720-739   0.06%    0.07%    0.00%    0.03%    0.24%    0.18%    0.28%    0.51%    3.18%    0.00%     0.00%      0.00%     4.57%
740-759   0.00%    0.00%    0.00%    0.07%    0.24%    0.18%    0.58%    0.21%    2.54%    0.00%     0.00%      0.00%     3.82%
760-779   0.00%    0.00%    0.03%    0.00%    0.22%    0.00%    0.24%    0.00%    0.92%    0.00%     0.00%      0.00%     1.40%
780-799   0.00%    0.00%    0.00%    0.00%    0.09%    0.00%    0.06%    0.09%    0.83%    0.00%     0.00%      0.00%     1.07%
800-850   0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.02%    0.19%    0.00%     0.00%      0.00%     0.21%
Total     2.52%    1.45%    2.69%    3.95%    9.58%    6.33%   10.57%    9.81%   53.10%    0.00%     0.00%      0.00%   100.00%


IO                                        Mortgage Insurance

FICO                                      FICO

350-479                                   350-479
480-499                                   480-499
500-519                                   500-519
520-539                                   520-539
540-559             0.24                  540-559
560-579             0.36                  560-579
580-599             4.04                  580-599
600-619             7.43                  600-619
620-639            11.44                  620-639
640-659            15.27                  640-659
660-679            22.53                  660-679
680-699            12.57                  680-699
700-719             8.88                  700-719
720-739             8.44                  720-739
740-759             4.84                  740-759
760-779             1.79                  760-779
780-799             1.75                  780-799
800-850             0.42                  800-850

DTI/FICO matrix

                                        DTI

product        fico range   <20     20-24.9  25-29.9  30-34.9  35-39.9  40-44.9  45-49.9  50-54.9  55-59.9    60+    TOTAL
 ARM           ------------------------------------------------------------------------------------------------------------
                300-500
                500-550     0.00%    0.00%    0.00%    0.19%    0.09%    0.39%    0.55%    0.00%    0.05%    0.00%    1.27%
                550-575     0.00%    0.04%    0.00%    0.28%    0.07%    0.16%    0.34%    0.10%    0.00%    0.00%    1.00%
                575-600     0.42%    0.31%    0.20%    0.66%    0.96%    1.82%    1.40%    0.74%    0.07%    0.00%    6.59%
                600-620     0.02%    0.43%    0.73%    0.73%    2.69%    2.56%    4.12%    1.63%    0.23%    0.00%   13.15%
                620-650     0.41%    0.19%    1.29%    2.11%    4.64%    6.18%    6.68%    2.14%    0.00%    0.07%   23.70%
                650-680     0.40%    0.78%    0.95%    1.55%    3.90%    5.33%    7.09%    2.06%    0.05%    0.04%   22.14%
                680-700     0.13%    0.51%    0.22%    0.38%    1.65%    2.92%    2.64%    1.51%    0.10%    0.00%   10.06%
                700-750     0.80%    0.42%    0.33%    1.29%    1.84%    5.11%    5.03%    1.11%    0.48%    0.00%   16.39%
                750-800     0.08%    0.00%    0.12%    1.36%    1.24%    0.65%    1.23%    0.51%    0.14%    0.00%    5.33%
                800-900     0.00%    0.00%    0.00%    0.11%    0.00%    0.10%    0.08%    0.08%    0.00%    0.00%    0.37%
               ------------------------------------------------------------------------------------------------------------
                 Total      2.25%    2.68%    3.84%    8.64%   17.08%   25.24%   29.16%    9.88%    1.12%    0.10%  100.00%
               ------------------------------------------------------------------------------------------------------------


Fixed           300-500
                500-550     0.15%    0.20%    0.42%    0.48%    0.42%    0.89%    1.03%    0.76%    0.06%    0.00%    4.42%
                550-575     0.14%    0.16%    0.18%    0.54%    0.29%    1.27%    1.24%    0.69%    0.19%    0.00%    4.70%
                575-600     0.35%    0.20%    0.39%    0.68%    1.56%    2.33%    2.57%    0.67%    0.19%    0.00%    8.94%
                600-620     0.03%    0.31%    0.60%    1.69%    2.17%    2.69%    4.02%    1.43%    0.22%    0.00%   13.14%
                620-650     0.28%    0.44%    2.01%    1.54%    3.76%    5.94%    5.35%    1.95%    0.32%    0.00%   21.58%
                650-680     0.47%    0.77%    1.05%    1.63%    3.47%    5.58%    5.36%    2.23%    0.34%    0.03%   20.93%
                680-700     0.07%    0.24%    0.41%    0.93%    1.80%    2.33%    2.58%    0.69%    0.11%    0.00%    9.16%
                700-750     0.17%    0.32%    0.37%    1.41%    2.11%    3.69%    3.71%    1.14%    0.09%    0.00%   13.02%
                750-800     0.00%    0.00%    0.22%    0.55%    0.73%    1.37%    0.63%    0.28%    0.12%    0.00%    3.89%
                800-900     0.00%    0.04%    0.00%    0.00%    0.00%    0.11%    0.00%    0.06%    0.00%    0.00%    0.21%
               ------------------------------------------------------------------------------------------------------------
                Total       1.65%    2.67%    5.64%     9.46%  16.31%   26.21%   26.48%    9.91%    1.65%    0.03%  100.00%
               ------------------------------------------------------------------------------------------------------------

                                                 General Pool Statistics
---------------------------------------------------------------------------------------------------------------------------
Geographic distribution
Documentation
-------------                                                                   Rate type
State                      %                                      %             ---------                               %
Alabama                  0.01    Full Documentation              32.43          Fixed                                 17.59
Arizona                  2.74    Stated Documentation            50.01          ARM                                   82.41
Arkansas                 0.03    Limited Documentation           17.55
California              46.93    No documentation
Colorado                 0.55
Connecticut              1.69
Delaware                 0.20    Occupancy Status                               Borrower type
District of Columbia     0.33    ----------------                  %            -------------                           %
Florida                  6.27    Primary Residence                94.6          1st Lien                              89.67
Georgia                  0.67    Second / Vacation                2.87          2nd Lien                              10.33
Idaho                    0.31    Investment                       2.54
Illinois                 3.18
Indiana                  0.04
Iowa                     0.01    Distribution by Property Type                  Mortgage purpose
Kansas                   0.17    -----------------------------     %            ----------------                        %
Kentucky                 0.05    One                             70.13          Purchase                               58.4
Louisiana                0.51    2-4 Unit                         6.49          Rate/Term refinance                    2.35
Maine                    0.25    PUD                             13.65          Equity refinance                      39.25
Maryland                 4.35    Condo                            9.05
Massachusetts            3.11    Pud attached
Michigan                 0.30    Modular Home
Minnesota                0.42    Manufactured Housing                           Summary statistics
Mississippi              0.23    Town house                       0.68          ------------------
Missouri                 0.29                                                   Number of loans                       3,656
Montana                  0.12                                                   Total principal balance      707,104,167.82
Nebraska                 0.02    Repayment type                                 Average outstanding balance      193,409.24
Nevada                   2.10    --------------                    %            Largest outstanding balance    1,301,607.00
New Hampshire            0.49    2 year ARM                      55.22          WA LTV                               82.066
New Jersey               3.54    2 year ARM IO                   20.08          LTV >90%                              15.33
New Mexico               0.14    3 Year ARM                       2.19          WA Remaining Term (Months)              340
New York                 5.35    3 Year ARM IO                    1.45          WA Seasoning (months)                     1
North Carolina           0.45    25 Lib 1M/IO/10YR                              WA Credit Score                         649
Ohio                     0.32    5 Year ARM                       1.39          WA Net Mortgage Rate                    n/a
Oklahoma                 0.20    5 Year ARM IO                    1.85          WA Neg Am limit                         n/a
Oregon                   0.31    6 Mo ARM                         0.24
Pennsylvania             0.86    15/30 Balloon                   10.13
Rhode Island             0.53    30/40 Balloon                    1.42          AFC
South Carolina           0.30    Fixed                            6.04          ---                                     %
Tennessee                0.37    IO                                                        0.50%
Texas                    3.22    Actuarial                                                 1.00%
Utah                     0.22                                                              1.50%
Vermont                  0.09                                                              2.00%
Virginia                 5.03    Prepay penalty                                 NA or fixed rate
Washington               3.31    --------------                    %
West Virginia            0.04    1 year                           3.95
Wisconsin                0.31    2 year                          53.27          Conforming
Wyoming                  0.02    3 year                           8.04          ----------                                %
                                 other                            0.04          Conforming                            50.38
                                 none                            34.70          Non conforming                        49.62
